J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Prime Money Market Fund

(IM Shares)

(a series of JPMorgan Trust I)

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(IM Shares)

(each, a series of JPMorgan Trust II)

Supplement dated February 20, 2015

to the Prospectus and Summary Prospectuses dated July 1, 2014

Effective immediately, the “Purchase and Sale of Fund Shares” in the Risk/Return Summary section for each Fund is hereby deleted in its entirety and replaced with the following: IM Shares of the Fund may only be purchased by investment companies, including the J.P. Morgan Funds, registered under the Investment Company Act of 1940, as amended (the 1940 Act) and/or their wholly-owned subsidiaries (collectively, funds).

Purchase minimums

For IM Shares
To establish an account	$50,000,000
To add to an account	No minimum levels

Certain investment companies may meet the minimum investment requirement through the total amount of IM Shares of the funds that are part of the same group of investment companies.

You may purchase or redeem shares on any business day that the Fund is open:

•	Through your financial intermediary

•	By writing to J.P. Morgan Institutional Funds Service Center, 500 Stanton Christiana Road, 3-OPS3, Newark DE 19713

•	After you open an account, by calling J.P. Morgan Institutional Funds Service Center at 1-800-766-7722

In addition, the “BUYING FUND SHARES”, “SELLING FUND SHARES” and “EXCHANGING FUND SHARES” portions of the “How Your Account Works” section is hereby deleted in its entirety and replaced with the following:

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy IM Shares of the Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation fairly reflects the market-based net asset value per share of the Fund. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of each cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the J.P. Morgan Institutional Funds Service Center accepts your order.

IM Shares are offered only to investment companies, including the J.P. Morgan Funds, registered under the Investment Company Act of 1940, as amended (the 1940 Act) and/or their wholly-owned subsidiaries (collectively, funds).

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, banks and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment

SUP-IM-215

minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the J.P. Morgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open, except as noted below. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may also close on days when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early, a Fund may also elect to close early and purchase orders accepted by the Fund after the early closing will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will become effective following the Fund’s next calculation of its NAV. Purchase orders accepted after a Fund’s final calculation of NAV for the day will be effective the following business day.

The NAV of each class of shares is generally calculated as of the following times each day the Funds are accepting purchase orders and redemption requests (each such time, including the final of such times each day, a cut-off time): 8:00 a.m., 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m., 4:00 p.m. and 5:00 p.m. ET.

If a Fund accepts your purchase order and receives payment the same day, as described below, your order will be processed at the price calculated at the next cut-off time and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the final cut-off time for a day, it will be processed at the next day’s first calculated price. If the Fund does not receive payment on the same day that your order is placed, as described below, you will not be entitled to any dividends declared on that day.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time. In addition, in its discretion, the Board of Trustees of the Funds may elect to calculate the price of a Fund’s shares once per day. Under certain circumstances, the Board of Trustees has delegated to management the ability to temporarily suspend one or more cut-off times for a Fund, other than the last cut-off time of the day.

Share ownership is electronically recorded; therefore, no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order and payment to a Fund by the applicable deadlines. Your Financial Intermediary may have earlier cut-off times for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open. Your order through a Financial Intermediary will be processed at the NAV next calculated following receipt of the order from the Financial Intermediary and acceptance by a Fund. In the event that the order is accepted by a Financial Intermediary that a Fund has authorized to accept orders on its behalf, as described herein, the order will be priced at the Fund’s NAV next calculated after it is accepted by the Financial Intermediary. In such cases, if requested by a Fund, a Financial Intermediary will be responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a Financial Intermediary that has not received such authorization will be priced at the Fund’s NAV next calculated after it receives the order from the Financial Intermediary and accepts it, which may not occur on the day submitted to the Financial Intermediary.

In order to receive a dividend on the day that you submit your order, a Fund must receive “federal funds” or other immediately available funds by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by a cut-off time specified above and payment through federal funds or other immediately available funds is not received by the Fund by the close of the Federal Reserve wire transfer system or other immediately available funds that same day, you will not accrue a dividend on that day and the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by other acceptable methods, before the final cut-off time on a day, we will process your order that day, but you will not receive any dividends declared on that day. Payments received electronically from Financial Intermediaries on your behalf for trades accepted by the Fund will begin to receive dividends the day payment is received by the Fund.

To open an account, buy or sell shares or get fund information, call:

J.P. Morgan Institutional Funds Service Center

1-800-766-7722

If a Financial Intermediary transmits your request to the Fund it may charge you a fee for this service. The availability of certain services described herein may be limited by a Financial Intermediary who may set its own minimum purchase, balance, eligibility or other requirements.

Minimum Investments

IM Shares are subject to a $50,000,000 minimum investment requirement per Fund. Certain funds may meet the minimum investment requirement through the total amount of IM Shares of the Fund held that are part of the same group of investment companies. There are no minimum levels for subsequent purchases.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement, see the SAI or call 1-800-766-7722.

General

The J.P. Morgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask you for your name, business street address and other information that will allow us to identify you, including tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Institutional Funds Service Center

500 Stanton Christiana Road, 3-OPS3

Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the J.P. Morgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Institutional Funds Service Center

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-IM SHARES)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders paid by wire may be canceled if the J.P. Morgan Institutional Funds Service Center does not receive payment by a Fund’s final cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

Your purchase through a Financial Intermediary will be processed at the NAV next calculated following receipt of the order from the Financial Intermediary and acceptance by a Fund, which may not occur on the day submitted to the Financial Intermediary. In addition, orders placed through a Financial Intermediary are subject to the timing requirements relating to payment for shares described above. Your Financial Intermediary may impose different minimum investments and earlier cut-off times for the submission of orders.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record.

•	Maintaining account records for customers.

•	Processing orders to purchase, redeem or exchange shares for customers.

•	Responding to inquiries from shareholders.

•	Assisting customers with investment procedures.

The Funds have authorized one or more Financial Intermediaries to accept purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. The Funds will be deemed to have received a purchase order when such Financial Intermediary or, if applicable, such Financial Intermediary’s authorized designee, accepts the order. Such orders will be priced at the Fund’s NAV next calculated after it is accepted by the Financial Intermediary. In such cases, if requested by a Fund, a Financial Intermediary will be responsible for providing information with regard to the time that such order for purchase was received.

Orders submitted through a Financial Intermediary that has not received such authorization to accept orders on a Fund’s behalf will be priced at the Fund’s NAV next calculated after it receives the order from the Financial Intermediary and accepts it, which may not occur on the day submitted to the Financial Intermediary. Since not all

Financial Intermediaries have received such authorization, you may wish to contact your Financial Intermediary to determine if it has received such authorization.

Through the J.P. Morgan Institutional Funds Service Center

Call 1-800-766-7722

Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

J.P. Morgan Institutional Funds Service Center

500 Stanton Christiana Road, 3-OPS3

Newark, DE 19713

The J.P. Morgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

SELLING FUND SHARES

You can sell or redeem your shares on any day that the Funds are open for business. You will receive the NAV per share calculated at the next cut-off time after the Fund receives your order.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form, including the name of the registered shareholder and your account number. The Funds may refuse to honor incomplete orders.

Under normal circumstances, if a Fund receives your order before the Fund’s final daily cut-off time, the Fund will make available to you the proceeds that same business day by wire. Proceeds may be made available throughout the day following the calculation of NAVs. For trades submitted through a Financial Intermediary, it is the responsibility of each Financial Intermediary to submit orders to the Fund by the final daily cut-off time in order to receive proceeds that same business day by wire. Otherwise, except as set forth in the section “Suspension of Redemptions” below, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund) after a Fund receives the redemption order. Shareholders that redeem shares and purchase additional shares on the same day will receive dividends as set forth above under ‘‘Buying Fund Shares’’. Dividends will not accrue on shares that are redeemed and paid on a same day basis. Other redeeming shareholders will accrue dividends on the redemption date.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the J.P. Morgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. Once the Fund accepts your order, which must be submitted in good order to your Financial Intermediary, the Fund will process it at the NAV calculated at the next cut-off time. Your Financial Intermediary will be responsible for sending the necessary documents to the J.P. Morgan Institutional Funds Service Center. This may not occur on the day that an order is submitted to a Financial Intermediary. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have earlier cut-off times for redemption orders.

The Funds have authorized one or more Financial Intermediaries to accept purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. The Funds will be deemed to have received a redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. Such orders will be priced at the Fund’s NAV next calculated after it is accepted by the Financial Intermediary. In such cases, if requested by a Fund, a Financial Intermediary will be responsible for providing information with regard to the time that such order for redemption was received.

Orders submitted through a Financial Intermediary that has not received such authorization to accept orders on a Fund’s behalf will be priced at the Fund’s NAV next calculated after it receives the order from the Financial Intermediary and accepts it, which may not occur on the day submitted to the Financial Intermediary. Since not all Financial Intermediaries have received such authorization, you may wish to contact your Financial Intermediary to determine if it has received such authorization.

Through the J.P. Morgan Institutional Funds Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

Or

Send a letter signed by an authorized signer with your instructions to:

J.P. Morgan Institutional Funds Service Center

500 Stanton Christiana Road, 3-OPS3

Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, a Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

In general, the same rules and procedures that apply to sales and purchases apply to exchanges. All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund. Therefore, in order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open. A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

IM Shares may be exchanged for IM Shares of other J.P. Morgan Funds subject to any investment minimum and eligibility requirements.

The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. You should consult your tax advisor before making an exchange.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-766-7722.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the J.P. Morgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

The Funds have authorized one or more Financial Intermediaries to accept purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received an order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. Such orders will be priced at the Fund’s NAV next calculated after it is accepted by the Financial Intermediary. In such cases, if requested by a Fund, a Financial Intermediary will be responsible for providing information with regard to the time that such order for exchange was received.

Orders submitted through a Financial Intermediary that has not received such authorization to accept orders on a Fund’s behalf will be priced at the Fund’s NAV next calculated after it receives the order from the Financial Intermediary and accepts it, which may not occur on the day submitted to the Financial Intermediary. Since not all Financial Intermediaries have received such authorization, you may wish to contact your Financial Intermediary to determine if it has received such authorization.

Through the J.P. Morgan Institutional Funds Service Center

Call 1-800-766-7722 to ask for details.

In addition, the section “For Shareholder Inquiries:” on the back cover is hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE